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SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.
COMMERCE ONE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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TABLE OF CONTENTS

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS	1
PROXY STATEMENT	2
Questions and Answers	3
Proposal to be Voted on	7
Section 16(a) Beneficial Ownership Reporting Compliance	12
Deadline For Receipt of Stockholder Proposals	13
Costs of Proxy Solicitation	13

4440 Rosewood Drive
Pleasanton, CA 94588

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on September 6, 2002 at 10:00 a.m. P.D.T.

Dear Stockholders:

        We cordially invite you to attend a Special Meeting of Stockholders. The meeting will be held on September 6, 2002 at 10:00 a.m. P.D.T. at the Carr America Conference Center Auditorium (Diablo Room), 4400 Rosewood Avenue, Pleasanton, California, for the following purposes:

  1.
  A proposal to permit the Board of Directors in its discretion to amend the Company's Restated Certificate of Incorporation to effect a one-for-ten reverse stock split of the Company's issued Common Stock.

  2.
  Any and all other matters that may properly come before the meeting or any adjournment thereof.

        The proposal is discussed in more detail in the attached Proxy Statement. Please read the attached Proxy Statement carefully. Only stockholders who owned shares at the close of business on July 22, 2002 are entitled to attend and vote at the meeting or any adjournment of the special meeting.

        You are urged to attend the special meeting in person, but, if you are unable to do so, the Board of Directors will appreciate the prompt return of the enclosed proxy, dated and signed. You may also vote using the Internet or by telephone. Simply follow the instructions on your proxy card. We encourage you to vote on the Internet because it is the least expensive way for us to process your vote. In addition, we intend to have our Proxy Statement available on the Internet. The proxy may be revoked at any time before it is exercised and will not be exercised if you attend the special meeting and vote in person.

By Order of the Board of Directors,

Beth A. Frensilli Secretary

Pleasanton, California
                        , 2002

Whether or Not You Plan to Attend the Meeting, Please Complete, Sign, Date and Return the
Accompanying Proxy Card in the Enclosed Self-Addressed, Stamped Envelope
or Vote using the Internet or Phone.

COMMERCE ONE, INC.
4440 Rosewood Drive
Pleasanton, CA 94588

PROXY STATEMENT

        Our Board of Directors is soliciting proxies for the Special Meeting of Stockholders to be held on September 6, 2002 at 10:00 a.m. P.D.T. at the Carr America Conference Center Auditorium (Diablo Room), 4400 Rosewood Avenue, Pleasanton, California. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters before the meeting.

        The Board set July 22, 2002 as the record date for the meeting. Stockholders who owned Commerce One Common stock on that date are entitled to vote at and attend the meeting. Each share is entitled to one vote. There were                        shares of Commerce One Common Stock outstanding on the record date.

        Voting materials, which include this Proxy Statement and the Proxy Card, will be mailed to stockholders on or about [August 2, 2002].

Questions and Answers

Q:
Why am I receiving this Proxy Statement?

A:
This Proxy Statement describes the proposal on which we would like you, as a stockholder, to vote. It also gives you information on this issue so that you can make an informed decision.

Q:
Who can vote at the Special Stockholders Meeting?

A:
Stockholders who owned Commerce One (the "Company") Common stock on July 22, 2002 may attend and vote at the Special Meeting. Each share is entitled to one vote. There were                        shares of the Company's Common stock outstanding on July 22, 2002. Information about the stockholdings of our directors and executive officers is contained in the section entitled "Share Ownership of Management, Directors and 5% Stockholders of the Company" on page 10 and 11 of this Proxy Statement.

Q:
What is the proxy card?

A:
The proxy card enables you to appoint Mark B. Hoffman and Beth A. Frensilli as your representatives at the Special Meeting. By completing and returning the proxy card, you are authorizing Mr. Hoffman and Ms. Frensilli to vote your shares at the meeting, as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the meeting date just in case your plans change.

  If a proposal comes up for vote at the meeting that is not on the proxy card, Mr. Hoffman and Ms. Frensilli will vote your shares, under your proxy, according to their best judgment.

Q:
What am I voting on?

A:
You are being asked to vote on effecting a reverse stock split of the Company's issued Common stock at a ratio of one-for-ten.

  The Board of Directors has unanimously adopted a resolution approving a proposal to authorize the Board of Directors to amend the Company's Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of Common Stock at a ratio of one-for-ten (the "Reverse Stock Split"). Approval of the proposal would give the Board of Directors discretionary authority to implement the Reverse Stock Split. If implemented by the Board of Directors, the Reverse Stock Split would be effected by reducing the number of outstanding shares of Common Stock by a ratio of one-to-ten, but will not increase the par value of the Common Stock and will not change the number of authorized shares of Common Stock.

  We will also transact any other business that properly comes before the meeting.

Q:
How does the Board of Directors recommend that I vote?

A:
The Board of Directors unanimously recommends that the stockholders vote "for" ratification of the Reverse Stock Split.

Q:
How do I vote?

A:
(1)    You may vote by mail.

  You do this by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

  •
  as you instruct, and

  •
  according to the best judgment of Mr. Hoffman and Ms. Frensilli if a proposal comes up for vote at the meeting that is not on the proxy card.

  If you return a signed card, but do not provide voting instructions, your shares will be voted:

  •
  for effecting the reverse stock split, and

  •
  according to the best judgment of Mr. Hoffman and Ms. Frensilli if a proposal comes up for a vote at the meeting that is not on the proxy card.

  (2)
  You may vote by telephone, or using the Internet.

  You do this by following the "vote by telephone" or the "vote on the Internet" instructions that came with your proxy card. If you vote by telephone or on the Internet, you need not mail your proxy card.

  There are separate arrangements for using the telephone and Internet depending on whether your shares are registered in the Company's stock records in your name or in the name of a brokerage firm or bank. You should check your proxy card or voting instructions forwarded by your broker, bank or other holder of record to see which options are available.

  The Internet and telephone procedures described below for submitting your proxy or voting instructions are designed to authenticate stockholders' identities, to allow stockholders to have their shares voted and to confirm that their instructions have been properly recorded. Stockholders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the stockholder.

  Shares Registered Directly in the Name of the Stockholder.

  Stockholders with shares registered directly with the Company in their name (stockholders of record) may submit their proxies:

  •
  by making a toll-free telephone call from the United States and Canada to EquiServe at (877) 779-8683 or outside the United States and Canada at (201) 536-8073, or

  •
  through the Internet by visiting a website established for that purpose at www.eproxyvote.com/cmrc and following the instructions set forth on this website.

  Proxies submitted by telephone or through the Internet through EquiServe as described above must be received by midnight E.D.T. on September 5, 2002.

  Shares Registered in the Name of a Brokerage Firm or Bank (shares in street name).

  A number of brokerage firms and banks are participating in a program provided through ADP Investor Communications that offers telephone and Internet voting options. That program is different from the program provided by EquiServe for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP Program, you may vote those shares by calling the telephone number which appears on your voting form or through the Internet in accordance with instructions set forth on the voting form. If you have any questions regarding the proposals or how to execute your vote, please contact John Biestman, our Treasurer, at (925) 520-6000.

  (3)
  You may vote in person at the meeting.

  We will pass out written ballots to anyone who wants to vote at the meeting. However, if you hold your shares in street name, you must bring to the meeting a "legal proxy" from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in "street name" means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name.

  We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

Q:
What does it mean if I receive more than one proxy card?

A:
You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:
What if I change my mind after I return my proxy?

A:
You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•
sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date,

•
signing another proxy with a later date and returning it before the polls close at the meeting,

•
voting by telephone or on the Internet before 12:00 midnight E.D.T. on September 5, 2002 (your LATEST telephone or Internet vote is counted), or

•
attending the Special Meeting and voting in person.

  Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on your voting form. If your shares are held in street name and you wish to attend the meeting and vote at the meeting, you must bring to the meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q:
Will my shares be voted if I do not sign and return my proxy card?

A:
(1) If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares.

  Brokerage firms have authority under the rules of the Nasdaq stock market to vote customers' unvoted shares on some "routine" matters. The proposal to effect the reverse stock split is a routine matter. If you do not give a proxy to vote your shares, your brokerage firm may either:

  •
  vote your shares on routine matters, or

  •
  leave your shares unvoted.

  If a brokerage firm entitled to vote your shares leaves those shares unvoted, it is called a "broker nonvote." A broker nonvote is equivalent to a "no" vote for this proposal.

  You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker. If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must request a legal proxy from your stockbroker in order to vote at the meeting. We encourage you to provide instructions to your brokerage firm by giving your proxy to your broker. This ensures your shares will be voted at the meeting.

  (2) If your shares are in your name and you do not sign and return your proxy card or vote by telephone or using the Internet, your shares will not be voted unless you vote in person at the meeting.

Q:
How are votes counted?

A:
You may vote "for," "against," or "abstain" on effecting the reverse stock split.

Q:
How many stockholders are needed either in person or by proxy to hold the meeting?

A:
To hold the meeting and conduct business, a majority of the Company's outstanding shares entitled to vote as of July 22, 2002 must be present at the meeting. This is called a quorum.

  Shares are counted as present at the meeting if the stockholder either:

  •
  is present and votes in person at the meeting, or

  •
  has properly submitted a proxy card (including voting by telephone or using the Internet).

Q:
How many votes are required to ratify the reverse stock split?

A:
A majority of the outstanding shares of the Company.

Q:
How many votes are required to approve other matters that may come before the stockholders at the meeting?

A:
A majority of the shares present, in person or by proxy, excluding broker nonvotes.

Q:
What happens if I don't indicate how to vote my proxy?

A:
If you just sign your proxy card without providing further instructions, your shares will be counted as a "yes" vote for effecting the reverse stock split.

Q:
Is my vote kept confidential?

A:
Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q:
Where do I find the voting results of the meeting?

A:
We will announce preliminary voting results at the meeting and will announce the final results in a press release. We will also publish the final results in our quarterly report on Form 10-Q for the third quarter of 2002 on or before November 14, 2002. We will file that report with the SEC, and you can get a copy by calling the SEC at (800) SEC-0330 for location of the nearest public reference room, or through the EDGAR system at www.sec.gov. You can also get a copy on the Internet at www.commerceone.com.

Q:
Who can help answer my questions?

A:
You can call John Biestman, our Treasurer, at (925) 520-6000 with any questions about proposals described in this Proxy Statement or how to execute your vote.

PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT ON THE COMPANY'S COMMON STOCK

General

        The Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the stockholders for their approval an amendment to Article 4 of Commerce One's Restated Certificate of Incorporation to effect a one-for-ten reverse stock split of the outstanding shares of Common Stock (the "Reverse Stock Split"). Even if the stockholders approve the Reverse Stock Split, Commerce One reserves the right to not effect the Reverse Stock Split if the Board of Directors does not deem it to be in the best interests of Commerce One and its stockholders to effect such Reverse Stock Split.

        The form of the proposed amendment to effect the Reverse Stock Split (the "Certificate of Amendment"), as more fully described below, will effect the Reverse Stock Split but will not change the number of authorized shares of Common Stock or Preferred Stock, the number of treasury shares held by Commerce One or the par value of Commerce One's Common Stock or Preferred Stock.

Purpose

        The Board of Directors approved the Reverse Stock Split for the following reasons:

  •
  The Board of Directors believes a higher stock price may help generate investor interest in Commerce One and help Commerce One attract and retain employees and other service providers;

  •
  The Board of Directors believes the Reverse Stock Split is the most effective means to avoid a delisting of Commerce One's Common Stock from the Nasdaq National Market ("Nasdaq").

        Potential Increased Investor Interest.    On July 15, 2002, Commerce One's Common Stock closed at $0.57 per share. In approving the Reverse Stock Split, the Board of Directors considered that Commerce One's Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Board of Directors believes that most investment funds are reluctant to invest in lower priced stocks.

        The Board of Directors further believes that a higher stock price would help Commerce One attract and retain employees and other service providers. The Board of Directors believes that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of size of the company's market capitalization. If the Reverse Stock Split successfully increases the per share price of Commerce One's Common Stock, the Board of Directors believes this increase will enhance Commerce One's ability to attract and retain employees and service providers.

        Nasdaq Listing.    Commerce One's Common Stock is quoted on Nasdaq under the symbol "CMRC." On June 18, 2002, we received notice from Nasdaq that Commerce One's Common Stock had failed to maintain Nasdaq's minimum bid price closing requirement of $1.00. The letter specified that, unless Commerce One's Common Stock closes at a minimum bid price of $1.00 or more for ten consecutive trading days by September 16, 2002, Nasdaq would notify Commerce One at that time of Nasdaq's intent to delist the stock. The letter also stated that Commerce One could appeal any delisting notification received at that time. If, following the Reverse Stock Split, the per share price of Commerce One's Common Stock is above $1.00 for 10 consecutive trading days, we believe Nasdaq will withdraw the delisting action.

        The Board of Directors believes that maintaining Nasdaq listing may provide a broader market for Commerce One's Common Stock and facilitate the use of Commerce One's Common Stock in financing transactions. The Board of Directors approved the Reverse Stock Split partly as a means of increasing the share price of Commerce One's Common Stock above $1.00 per share. If the stockholders do not approve the Reverse Stock Split proposal and the stock price does not otherwise increase to greater than $1.00 per share, Commerce One expects the Common Stock to be delisted from the Nasdaq pursuant to the schedule described above.

        There are Risks Associated with the Reverse Stock Split, including that the Reverse Stock Split may not Result in an Increase in the Per Share Price of Commerce One's Common Stock.

        This proxy includes forward-looking statements including statements regarding the company's intent to solicit approval of a reverse stock split, the timing and ratio of the proposed reverse stock split, and the potential benefits of the proposed reverse stock split, including but not limited to the potential for a higher stock price, increased investor and service provider interest, and continued listing on the Nasdaq National Market. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements. Such statements reflect the current views and assumptions of Commerce One, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These risks include but are not limited to risks relating to the volatility of our stock price, general market and economic conditions, the development and sale of our solutions, the nature of the company's stockholders and potential stockholders, unexpected delays in preparing, filing and mailing definitive proxy materials for the reverse split, and unexpected changes in the listing requirements of the NASDAQ National Market. For a discussion of these and other risk factors that could affect Commerce One's business, see "Risk Factors" in Commerce One's filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, and its Annual Report on Form 10-K for the year ended December 31, 2001.

        We cannot predict whether the Reverse Stock Split will increase the market price for Commerce One's Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

  •
  the market price per new share of Commerce One Common Stock (the "New Shares") after the Reverse Stock Split will rise in proportion to the reduction in the number of old shares of Commerce One Common Stock (the "Old Shares") outstanding before the Reverse Stock Split;

  •
  the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

  •
  the Reverse Stock Split will result in a per share price that will increase Commerce One's ability to attract and retain employees and other service providers; and

  •
  the market price per New Share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on Nasdaq.

        The market price of Commerce One's Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of Commerce One's Common Stock declines, the percentage decline as an absolute number and as a percentage of Commerce One's overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, liquidity of Commerce One's Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

        If the stockholders approve the proposal to authorize the Board of Directors to implement the Reverse Stock Split and the Board of Directors decides to implement the Reverse Stock Split, the Company will amend the existing provision of its Restated Certificate of Incorporation relating to the Company's authorized capital to add the following paragraph at the end thereof:

  "Each ten (10) shares of the Corporation's Common Stock issued and outstanding as of the date and time immediately preceding [date on which Certificate of Amendment is filed], the effective date of a reverse stock split (the "Split Effective Date"), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and nonassessable share of the Corporation's Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Split Effective Date who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported in the Wall Street Journal, on the last trading day prior to the Split Effective Date (or if such price is not available, the average of the last bid and asked prices of the Common Stock on such day or other price determined by the Board of Directors)."

        The Reverse Stock Split will be effected simultaneously for all Commerce One's Common Stock and the exchange ratio will be the same for all of Commerce One's Common Stock. The Reverse Stock Split will affect all of Commerce One's stockholders uniformly and will not affect any stockholder's percentage ownership interests in Commerce One, except to the extent that the Reverse Stock Split results in any of Commerce One's stockholders owning a fractional share. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

The following table illustrates approximately the effect on the Company's Common Stock of the Reverse Stock Split:

Number of Shares of Common Stock

	Prior to Reverse Stock Split	One-for-Ten Reverse Stock Split
Authorized	950,000,000	950,000,000
Issued and Outstanding	291,595,548	29,159,554
Available for Future Issuance	658,404,452	920,840,446

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

        If the Certificate of Amendment is approved by the Company's stockholders, and if the Board of Directors still believes that the Reverse Stock Split is in the best interests of the Company and its stockholders, the Company will file the Certificate of Amendment with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for such split. The Board of Directors may delay effecting the Reverse Stock Split without resoliciting stockholder approval. The Reverse Stock Split will become effective on the Split Effective Date. Beginning on the Split Effective Date, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

        As soon as practicable after the Split Effective Date, stockholders will be notified that the Reverse Stock Split has been effected. The Company expects that its transfer agent will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. Any Old Shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for New Shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

        No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the number of Old Shares for which each New Share is to be exchanged, will be entitled, upon surrender to the Exchange Agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported in the Wall Street Journal, on the last trading day prior to the Split Effective Date (or if such price is not available, the average of the last bid and asked prices of the Common Stock on such day or other price determined by the Board of Directors). The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein.

        Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the Split Effective Date may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the Exchange Agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

        The Reverse Stock Split will not affect the Common Stock capital account on Commerce One's balance sheet. However, because the par value of Commerce One's Common Stock will remain unchanged on the Split Effective Date, the components that make up the Common Stock capital account will change by offsetting amounts. The stated capital component will be reduced to one-tenth (1/10) of its present amount and the additional paid-in capital component will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of Commerce One's Common Stock will be increased because there will be fewer shares of Commerce One's Common Stock outstanding.

Potential Anti-Takeover Effect

        Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of Commerce One's Board of Directors or contemplating a tender offer or other transaction for the combination of Commerce One with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate Commerce One's shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to Commerce One's Board of Directors and stockholders. Other than the Reverse Stock Split proposal, Commerce One's Board of Directors does not currently contemplate recommending the adoption of any other amendments to Commerce One's Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of Commerce One.

No Dissenter's Rights

        Under the Delaware General Corporation Law, Commerce One's stockholders are not entitled to dissenter's rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

        The following is a summary of certain material federal income tax consequences of the Reverse Stock Split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the state in which he resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (the ("Code") (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the Reverse Stock Split.

        Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Stock Split. The aggregate tax basis of the New Shares received in the Reverse Stock Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. In general, stockholders who receive cash upon redemption of their fractional share interests in the New Shares as a result of the Reverse Stock Split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The federal income tax liability, if any, generated by the receipt of cash in lieu of a fractional interest should be minimal in view of the low value of the fractional interest. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Stock Split.

        Commerce One's view regarding the tax consequence of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with their own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

Vote Required; Recommendation of Board of Directors

        The affirmative vote of the holders of a majority of all outstanding shares of Commerce One's Common Stock entitled to vote on this proposal will be required for approval of the Certificate of Amendment.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO EFFECT THE REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK.

SHARE OWNERSHIP OF MANAGEMENT,
DIRECTORS AND 5% STOCKHOLDERS OF COMMERCE ONE

        The table on the following page sets forth information regarding the beneficial ownership of Commerce One's Common Stock as of July 1, 2002, by the following individuals or groups:

  •
  each person or entity who is known by Commerce One to own beneficially more than 5% of Commerce One's outstanding stock;

  •
  each of Commerce One's Named Officers;

  •
  each of Commerce One's directors; and

  •
  all directors and executive officers of Commerce One as a group.

        Unless otherwise indicated, the address for each stockholder listed in the following table is c/o Commerce One, Inc., 4440 Rosewood Drive, Pleasanton, California 94588. Except as otherwise indicated and except for any rights these persons' spouses may have, the persons named in the table have sole voting and investment power for all shares of Common stock held by them.

        Applicable percentage ownership in the following table is based on 291,595,548 shares of Common stock outstanding as of July 1, 2002.

        Any shares issued upon exercise of options, warrants or other rights to acquire our capital stock that are presently outstanding or granted in the future or reserved for future issuance under our stock option plans will further dilute new public investors.

        The table below shows how much Commerce One Common stock is owned by our directors, Named Officers and owners of more than 5% of Commerce One's Common stock as of July 1, 2002.

Name of Beneficial Owners and Addresses	Number of Shares Beneficially Owned(1)		Other Shares		Right to Acquire(2)	Percentage of Outstanding Shares
Mark B. Hoffman	1,084,726	(3)	0		1,919,286	*
Dennis H. Jones (4)	0		0		1,200,274	*
Andrew Hayden	39,860		0		480,241	*
Peter F. Pervere (5)	85,638		0		388,713	*
Mary E. Loomis	54,745		0		722,251	*
John V. Balen	67,098		0		65,000	*
Kenneth C. Gardner	76,629		18,900	(6)	269,000	*
William J. Harding	36,005		0		65,000	*
Robert M. Kimmitt	1,072		0		120,000	*
Toshimune Okihara	0		4,528,170	(7)	0	1.6
Alex S. Vieux	0		0		80,000	*
SAP AG	57,951,813		0		0	19.9
All Directors, Executive Officers and 5% Stockholders as a Group (15 persons)	59,408,855		4,547,070		6,640,832	24.2

*
Less than 1% of the outstanding shares of Common stock.

(1)
Excludes shares that may be acquired through stock option exercises.

(2)
Includes shares that may be acquired through stock option exercises through August 30, 2002, including stock options issued under Commerce One's 1997 Plan, which may be exercised upon grant, but are subject to time-based vesting requirements. Beneficial ownership is determined according to the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to

  (a) securities owned and/or (b) shares of Common stock acquired through stock option exercises within sixty (60) days from the record date.

(3)
Includes 8,100 shares held by the Andrew Mark Hoffman 1993 Trust dated March 30, 1993. Andrew Hoffman, beneficiary of this trust, is Mr. Hoffman's son.

(4)
Mr. Jones resigned effective June 30, 2002.

(5)
Mr. Pervere resigned effective May 31, 2002.

(6)
Includes 18,900 shares held by Delaware Charter Guarantee & Trust Company Trustee FBO Kenneth C. Gardner.

(7)
Mr. Okihara is an Executive Manager of NTT Communications. NTT owns 4,528,170 shares of Commerce One's Common stock. Mr. Okihara disclaims beneficial ownership of the shares held by NTT.

Deadline For Receipt of Stockholder Proposals

        Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with Commerce One's bylaws and the requirements of the proxy rules promulgated by the Securities Exchange Commission. If you intend to submit a proposal for consideration at the 2003 Annual Meeting, your proposal must be received by no later than January 3, 2003 in order to include the proposal in Commerce One's proxy materials for the 2003 Annual Meeting or to submit the proposal at the 2003 Annual Meeting without including the proposal in Commerce One's proxy materials. If a stockholder fails to comply with the foregoing notice provisions, the proposal may not be brought before the meeting. Stockholder proposal(s) should be mailed to our Secretary at our principal executive offices at 4440 Rosewood Drive, Pleasanton, California 94588.

Costs of Proxy Solicitation

        The solicitation is made on behalf of the Board of Directors of the Company. The Company will pay the cost of soliciting these proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares.

        Without receiving additional compensation, officials and regular employees of the Company may solicit proxies personally, by telephone, fax or email from some stockholders if proxies are not promptly received. We have also hired Georgeson Shareholder, Inc., to assist in the solicitation of proxies at a cost of $5,500 plus reasonable out-of-pocket expenses.

By Order of the Board of Directors,

Beth A. Frensilli Secretary

                        , 2002
Pleasanton, California

Commerce One, Inc.
4440 Rosewood Drive,
Pleasanton, California 94588
(925) 520-6000 www.commerceone.com Nasdaq Stock Symbol: CMRC

COMMERCE ONE, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Mark B. Hoffman and Beth A. Frensilli, jointly and severally, proxies, with full power of substitution, to vote all shares of common stock of Commerce One, Inc., a Delaware corporation, which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at Carr America Conference Center Auditorium (Diablo Room), 4400 Rosewood Avenue, Pleasanton, California, on September 6, 2002, at 10:00 a.m., local time, or any adjournment thereof. The proxies are being directed to vote as specified below, or, if no specification is made, FOR the proposal to amend the Restated Certificate of Incorporation to effect a reverse stock split and in accordance with their discretion on such other matters that may properly come before the meeting.

THE DIRECTORS RECOMMEND A VOTE FOR.

	FOR	AGAINST	ABSTAIN
Proposal to approve an amendment to the Restated Certificate of Incorporation to effect a reverse stock split of Commerce One's Outstanding shares of Common Stock.
I plan to attend the meeting	Yes	No
Signature(s)	Date:

(Signature(s) must be exactly as name(s) appear on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the names of more than one person, each should sign this proxy.)

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TABLE OF CONTENTS
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS To Be Held on September 6, 2002 at 10:00 a.m. P.D.T.
PROXY STATEMENT
Questions and Answers
PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT ON THE COMPANY'S COMMON STOCK
SHARE OWNERSHIP OF MANAGEMENT, DIRECTORS AND 5% STOCKHOLDERS OF COMMERCE ONE